Trillium ESG Global Equity Fund (the “Global Equity Fund”) Retail: PORTX Institutional: PORIX

Supplement dated April 15, 2021 to the
Summary Prospectus dated October 31, 2020

Effective at the close of business on April 15, 2021, Mr. James Madden no longer serves as a Portfolio Manager of the Global Equity Fund. All references to Mr. Madden should be deleted in their entirety. Mr. Matthew Patsky will serve as the Lead Portfolio Manager on the Global Equity Fund. Additionally, effective at the close of business on April 15, 2021, Ms. Laura McGonagle and Mr. John Quealy are hereby added as Portfolio Managers to the Global Equity Fund.

1.Accordingly, the Portfolio Manager table on page 5 of the summary prospectus is replaced with the following information:

Name	Title	Managed the Fund Since
Matthew Patsky, CFA	CEO, Lead Portfolio Manager	2018
Patrick Wollenberg, CEFA	Portfolio Manager and Research Analyst	2019
Laura McGonagle, CFA	Portfolio Manager and Research Analyst	2021
John Quealy, CPA	Chief Investment Officer and Portfolio Manager	2021

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Please retain this supplement for your summary prospectus.